UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07154

Cohen & Steers Total Return Realty Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2020. The total returns for Cohen & Steers Total Return Realty Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2020	Year Ended December 31, 2020
Cohen & Steers Total Return Realty Fund at Net Asset Value[a]	11.75%	0.08%[b]
Cohen & Steers Total Return Realty Fund at Market Value[a]	12.46%	–0.50%
FTSE Nareit All Equity REITs Index[c]	9.43%	–5.12%
Blended Benchmark—80% FTSE Nareit All Equity REITs Index/20% ICE BofA REIT Preferred Securities Index[c]	9.40%	–2.35%
S&P 500 Index[c]	22.16%	18.40%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The returns shown are based on the NAVs reported on December 31, 2020 and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

[c]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

The global pandemic had a powerful effect on U.S. REITs, which meaningfully underperformed broader equities in 2020 due to the impacts of social distancing and business shutdowns on certain property sectors. REITs recovered a portion of their losses in the fourth quarter, rallying amid vaccine news, but still declined overall. Despite the disappointing returns, rent collections remained above 90% in most REIT sectors, capital remained readily available, and REIT earnings were generally more resilient than those of the broader market.

Preferred securities had a positive total return for the year. After declining sharply in the first quarter as the recession took effect, preferreds and other fixed income securities rebounded as governments and central banks around the world responded with unprecedented relief efforts to support affected businesses and households, with the U.S. providing paycheck protection and increased unemployment benefits, and injecting liquidity into financial markets to keep credit flowing and avoid large-scale bankruptcies. Anticipating that these measures would prevent a worst-case outcome, preferreds more than recovered earlier losses by the end of the year.

Fund Performance

The Fund was essentially unchanged for the year on a net asset value basis (and had a modest negative total return on a market price basis) but outperformed its blended benchmark.

Returns in the year varied greatly by property type. Some areas of real estate saw increasing demand resulting from remote working and the acceleration of e-commerce. Data centers posted strong returns, benefiting from increased spending by many large technology companies amid the growth of online shopping, video streaming and data networking. Infrastructure companies delivered positive returns as well, as wireless carriers began to roll out 5G networks. The Fund’s overweight in data centers contributed to relative performance, while an underweight and stock selection in tower companies detracted. Industrial warehouses, which enable rapid fulfillment of home delivery, enjoyed strong demand, with companies reporting high rent collections and leasing rates that exceeded analysts’ expectations. The Fund’s underweight in industrial property owners, driven by our view of the sector’s challenging valuations, detracted from relative performance, although this was more than offset by favorable security selection in the sector.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Working and shopping from home weighed on some traditional property types. The office sector saw leasing activity decline as many businesses indicated they expect work-from-home flexibility will allow them to save costs by reducing their office needs. The Fund remained underweight the sector throughout the year, although adverse stock selection negatively affected relative performance. Retail landlords, which were already reeling due to the incursion of e-commerce, took a further hit in the fallout from the pandemic, which pressured shopping center and regional mall REITs. An underweight and stock selection in shopping centers aided the Fund’s relative returns, while security selection and an overweight in regional malls detracted. The latter was partly due to our overweights in The Macerich Company and Simon Property Group, which declined despite having high-quality assets in prime markets and maintaining better rent collections than their peers.

Hotel REITs were pressured by sharply lower business and convention travel during the year. Our initial expectation for modest economic growth in 2020 had led us to an overweight position early in the year, which hindered relative performance.

Fundamentals deteriorated for many of the country’s apartment REITs, and landlords offered concessions to attract and retain tenants in urban markets. In contrast, single family homes benefited as tenants moved away from city centers, seeking more space in suburban locales. The Fund’s overweight in apartments detracted from relative returns. Self storage companies also experienced rising demand and pricing power as individuals moved out of cities and sought to free up space at home. The portfolio’s overweight in the sector bolstered relative performance.

Health care REITs saw skilled nursing benefiting from strong government financial support, medical offices aided by steady rental collections, and life sciences properties experiencing no material adverse impact from the virus. Following the sector’s severe downturn in February and March, when many senior housing facilities were severely affected by the spread of the virus among the elderly, we moved to a substantial overweight based on our view of attractive relative valuations (and our projection that demand would not be permanently impaired). The sector subsequently rallied sharply from its trough. Our positioning included an overweight in senior housing REIT Ventas, which more than doubled from its 2020 lows.

REIT preferred securities advanced in what was a favorable period for fixed income broadly amid a decline in interest rates and increasing optimism on credit. The Fund’s underweight and security selection in REIT preferreds detracted from performance, due to weakness in out-of-benchmark issues from regional mall and hotel REITs, as travel- and retail-related companies were among the hardest hit by the pandemic. An out-of-index allocation to corporate bonds, which had a positive total return in the period, contributed to the Fund’s relative performance.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts contributed significantly to the Fund’s total return for the 12-month period ended December 31, 2020.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

THOMAS N. BOHJALIAN	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

JASON YABLON	MATHEW KIRSCHNER
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

December 31, 2020

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets
American Tower Corp.	$22,187,647	6.5
Public Storage	15,622,646	4.5
Prologis, Inc.	14,893,490	4.3
Welltower, Inc.	13,710,425	4.0
Ventas, Inc.	12,914,095	3.8
Simon Property Group, Inc.	12,790,977	3.7
Equinix, Inc.	12,508,149	3.6
Healthpeak Properties, Inc.	12,126,523	3.5
Crown Castle International Corp.	11,911,710	3.5
VICI Properties, Inc.	11,626,113	3.4

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2020

		Shares	Value
COMMON STOCK	82.5%
COMMUNICATIONS—TOWERS	12.7%
American Tower Corp.		98,849	$22,187,647
Crown Castle International Corp.		74,827	11,911,710
SBA Communications Corp.		33,704	9,508,909

			43,608,266

REAL ESTATE	69.8%
DATA CENTERS	7.1%
CyrusOne, Inc.		132,328	9,679,793
Digital Realty Trust, Inc.		15,598	2,176,077
Equinix, Inc.		17,514	12,508,149

			24,364,019

HEALTH CARE	14.8%
Healthcare Trust of America, Inc., Class A		100,742	2,774,435
Healthpeak Properties, Inc.		401,142	12,126,523
Medical Properties Trust, Inc.		300,994	6,558,659
Omega Healthcare Investors, Inc.		71,931	2,612,534
Ventas, Inc.		263,338	12,914,095
Welltower, Inc.		212,170	13,710,425

			50,696,671

HOTEL	2.0%
DiamondRock Hospitality Co.[a]		169,053	1,394,687
Host Hotels & Resorts, Inc.		364,943	5,339,116

			6,733,803

INDUSTRIALS	8.5%
Americold Realty Trust		76,689	2,862,800
BG LLH, LLC (Lineage Logistics)[b]		21,375	1,307,081
Duke Realty Corp.		251,489	10,052,015
Prologis, Inc.[c]		149,443	14,893,490

			29,115,386

NET LEASE	10.3%
Broadstone Net Lease, Inc., Class A		143,824	2,816,074
NETSTREIT Corp.		153,465	2,991,033
Spirit Realty Capital, Inc.		158,207	6,355,175
VEREIT, Inc.		205,046	7,748,689

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
VICI Properties, Inc.		455,926	$11,626,113
WP Carey, Inc.		55,652	3,927,918

			35,465,002

OFFICE	0.6%
Kilroy Realty Corp.		36,690	2,106,006

RESIDENTIAL	11.1%
APARTMENT	5.9%
Apartment Income REIT Corp.[a]		111,415	4,279,450
Equity Residential		22,406	1,328,228
Essex Property Trust, Inc.		32,083	7,617,146
UDR, Inc.		186,759	7,177,148

			20,401,972

MANUFACTURED HOME	2.7%
Sun Communities, Inc.		60,767	9,233,545

SINGLE FAMILY	2.5%
Invitation Homes, Inc.		292,681	8,692,626

TOTAL RESIDENTIAL			38,328,143

SELF STORAGE	7.3%
Extra Space Storage, Inc.		80,434	9,319,083
Public Storage		67,651	15,622,646

			24,941,729

SHOPPING CENTERS—REGIONAL MALL	3.7%
Simon Property Group, Inc.		149,988	12,790,977

SPECIALTY	1.2%
Lamar Advertising Co., Class A		51,167	4,258,118

TIMBER	3.2%
Weyerhaeuser Co.		332,245	11,140,175

TOTAL REAL ESTATE			239,940,029

TOTAL COMMON STOCK (Identified cost—$207,815,406)			283,548,295

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	12.6%
BANKS	0.6%
GMAC Capital Trust I, 6.007% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[d]		35,000	$946,750
JPMorgan Chase & Co., 5.75%, Series DDe		25,000	702,500
Wells Fargo & Co., 4.75%, Series Ze		18,400	486,128

			2,135,378

FINANCIAL—INVESTMENT BANKER/BROKER	0.4%
Morgan Stanley, 6.375% to 10/15/24, Series Ie,f		40,000	1,148,000

PIPELINES	0.2%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ee,f		27,235	614,149

REAL ESTATE	11.3%
DATA CENTERS	0.6%
Digital Realty Trust, Inc., 6.625%, Series Ce		29,225	746,406
Digital Realty Trust, Inc., 5.85%, Series Ke		19,588	547,876
Digital Realty Trust, Inc., 5.20%, Series Le		10,175	277,778
QTS Realty Trust, Inc., 7.125%, Series Ae		23,400	647,712

			2,219,772

DIVERSIFIED	1.7%
Armada Hoffler Properties, Inc., 6.75%, Series Ae		53,000	1,381,180
Colony Capital, Inc., 7.15%, Series Ie		49,794	1,175,138
Colony Capital, Inc., 7.125%, Series Je		21,666	514,134
EPR Properties, 5.75%, Series Ge		22,541	527,459
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[e]		17,289	1,027,287
National Retail Properties, Inc., 5.20%, Series Fe		25,345	653,648
Urstadt Biddle Properties, Inc., 5.875%, Series Ke		25,000	622,000

			5,900,846

HEALTH CARE	0.1%
Diversified Healthcare Trust, 5.625%, due 8/1/42		13,743	324,060

HOTEL	1.4%
Ashford Hospitality Trust, Inc., 7.375%, Series Fe		28,000	368,480
Ashford Hospitality Trust, Inc., 7.375%, Series Ge		16,463	218,135
Hersha Hospitality Trust, 6.50%, Series De		23,937	450,734
Hersha Hospitality Trust, 6.50%, Series Ee		10,348	195,422
Pebblebrook Hotel Trust, 6.30%, Series Fe		28,944	700,155

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
RLJ Lodging Trust, 1.95%, Series Ae		19,675	$499,745
Summit Hotel Properties, Inc., 6.45%, Series De		26,000	600,340
Summit Hotel Properties, Inc., 6.25%, Series Ee		41,105	926,096
Sunstone Hotel Investors, Inc., 6.95%, Series Ee		32,000	782,080

			4,741,187

INDUSTRIALS	1.5%
Monmouth Real Estate Investment Corp., 6.125%, Series Ce		65,000	1,631,500
PS Business Parks, Inc., 5.20%, Series We		9,000	236,160
PS Business Parks, Inc., 5.20%, Series Ye		18,000	469,800
PS Business Parks, Inc., 4.875%, Series Ze		11,844	324,407
Rexford Industrial Realty, Inc., 5.875%, Series Ae		41,973	1,066,114
Rexford Industrial Realty, Inc., 5.625%, Series Ce		29,000	781,260
STAG Industrial, Inc., 6.875%, Series Ce		25,953	657,909

			5,167,150

NET LEASE	0.8%
Spirit Realty Capital, Inc., 6.00%, Series Ae		47,667	1,283,673
VEREIT, Inc., 6.70%, Series Fe		54,722	1,376,258

			2,659,931

OFFICE	1.0%
Brookfield Property Partners LP, 5.75%, Series Ae		43,926	940,017
Brookfield Property Partners LP, 6.50%, Series A-1[e]		15,540	363,791
City Office REIT, Inc., 6.625%, Series Ae		20,543	559,591
SL Green Realty Corp., 6.50%, Series Ie		19,394	487,759
Vornado Realty Trust, 5.70%, Series Ke		19,831	498,948
Vornado Realty Trust, 5.25%, Series Ne		20,000	534,200

			3,384,306

RESIDENTIAL	1.3%
APARTMENT	0.3%
Bluerock Residential Growth REIT, Inc., 8.25%, Series Ae		13,754	345,225
Centerspace, 6.63%, Series Ce		19,695	512,070

			857,295

MANUFACTURED HOME	0.2%
UMH Properties, Inc., 6.75%, Series Ce		32,000	816,320

SINGLE FAMILY	0.8%
American Homes 4 Rent, 6.50%, Series De		23,911	605,905

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
American Homes 4 Rent, 6.35%, Series Ee		36,927	$938,684
American Homes 4 Rent, 6.25%, Series He		22,767	607,424
American Homes 4 Rent, 5.875%, Series Fe		19,063	491,825
American Homes 4 Rent, 5.875%, Series Ge		10,000	259,700

			2,903,538

TOTAL RESIDENTIAL			4,577,153

SELF STORAGE	0.2%
National Storage Affiliates Trust, 6.00%, Series Ae		30,031	792,518

SHOPPING CENTERS	2.7%
COMMUNITY CENTER	1.7%
Cedar Realty Trust, Inc., 7.25%, Series Be		4,014	86,823
Cedar Realty Trust, Inc., 6.50%, Series Ce		15,000	321,000
Saul Centers, Inc., 6.125%, Series De		32,400	785,700
Saul Centers, Inc., 6.00%, Series Ee		23,000	541,880
SITE Centers Corp., 6.375%, Series Ae		44,952	1,082,444
SITE Centers Corp., 6.25%, Series Ke		116,702	2,861,533

			5,679,380

REGIONAL MALL	1.0%
Brookfield Property REIT, Inc., 6.375%, Series Ae		23,000	526,010
Pennsylvania REIT, 7.20%, Series Ce		30,050	309,515
Taubman Centers, Inc., 6.50%, Series Je		33,722	846,169
Taubman Centers, Inc., 6.25%, Series Ke		71,351	1,788,235

			3,469,929

TOTAL SHOPPING CENTERS			9,149,309

TOTAL REAL ESTATE			38,916,232

UTILITIES	0.1%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		10,000	284,100

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$42,342,681)			43,097,859

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Principal Amount	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	2.9%
BANKS	1.6%
Bank of America Corp., 6.10% to 3/17/25, Series AAe,f		$217,000	$246,023
Bank of America Corp., 6.25% to 9/5/24, Series Xe,f		640,000	710,355
Citigroup, Inc., 5.95% to 1/30/23[e,f]		430,000	451,503
Citigroup, Inc., 5.95% to 5/15/25, Series Pe,f		400,000	438,000
Citigroup, Inc., 6.25% to 8/15/26, Series Te,f		430,000	494,267
Citigroup, Inc., 5.00% to 9/12/24, Series Ue,f		59,000	61,471
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Se,f		510,000	572,738
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ue,f		640,000	697,811
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xe,f		930,000	1,020,331
Regions Financial Corp., 5.75% to 6/15/25, Series De,f		200,000	223,300
Wells Fargo & Co., 5.875% to 6/15/25, Series Ue,f		400,000	454,500

			5,370,299

BANKS—FOREIGN	0.7%
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[e,f,g,h]		500,000	528,370
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[e,f,h,i]		700,000	781,059
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)[e,f,h]		500,000	520,065
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[e,f,h,i]		600,000	658,167

			2,487,661

INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[f,g]		606,000	682,098

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series Ge,f		275,000	261,938

REAL ESTATE	0.3%
NET LEASE	0.0%
VEREIT Operating Partnership LP, 2.85%, due 12/15/32		80,000	83,680

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Principal Amount	Value
RETAIL—FOREIGN	0.3%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[f,i]		$900,000	$950,513

TOTAL REAL ESTATE			1,034,193

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$9,453,499)			9,836,189

CORPORATE BONDS	1.1%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875%, due 2/15/27		300,000	315,480

REAL ESTATE	1.0%
DIVERSIFIED	0.0%
Spirit Realty LP, 3.20%, due 2/15/31		50,000	53,193

HEALTH CARE	0.2%
Diversified Healthcare Trust, 9.75%, due 6/15/25		400,000	454,544
Sabra Health Care LP, 4.80%, due 6/1/24		200,000	214,703

			669,247

INDUSTRIALS	0.4%
Corporate Office Properties LP, 2.25%, due 3/15/26		120,000	125,220
Retail Properties of America, Inc., 4.75%, due 9/15/30		1,000,000	1,063,210

			1,188,430

NET LEASE	0.1%
VEREIT Operating Partnership LP, 3.40%, due 1/15/28		50,000	55,241
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144Ai		244,000	257,879

			313,120

OFFICE	0.1%
Office Properties Income Trust, 4.50%, due 2/1/25		250,000	265,114

SHOPPING CENTERS	0.2%
COMMUNITY CENTER	0.1%
Federal Realty Investment Trust, 3.50%, due 6/1/30		350,000	391,170

REGIONAL MALL	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144Ai		500,000	494,225

TOTAL SHOPPING CENTERS			885,395

TOTAL REAL ESTATE			3,374,499

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Principal Amount	Value
TELECOMMUNICATION	0.0%
QualityTech LP/QTS Finance Corp., 3.875%, due 10/1/28, 3.875%, 144Ai		$150,000	$153,187

TOTAL CORPORATE BONDS (Identified cost—$3,600,068)			3,843,166

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$263,211,654)	99.1%		340,325,509
WRITTEN OPTION CONTRACTS	(0.0)		(106,120)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9		3,332,521

NET ASSETS (Equivalent to $13.09 per share based on 26,238,879 shares of common stock outstanding)	100.0%		$343,551,910

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Received	Value
Call—Simon Property Group, Inc.	$100.00	1/15/21	(79)	$(673,712)	$(12,053)	$(1,817)
Put—Gaming and Leisure Properties	33.00	1/15/21	(690)	(2,925,600)	(69,712)	(3,450)
Put—Omega Healthcare Investors, Inc.	36.00	1/15/21	(180)	(653,760)	(16,712)	(10,800)
Put—Digital Realty Trust, Inc	130.00	2/19/21	(51)	(711,501)	(13,913)	(13,974)
			(1,000)	$(4,964,573)	$(112,390)	$(30,041)

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Received	Value
Put—Healthpeak Properties, Inc.	Goldman Sachs International	$31.05	2/19/21	(397)	$(1,200,131)	$(99,250)	$(76,079)

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

[c]	All or a portion of the security is pledged in connection with written option contracts. $1,124,912 in aggregate has been pledged as collateral.
[d]	Variable rate. Rate shown is in effect at December 31, 2020.
[e]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[f]	Security converts to floating rate after the indicated fixed-rate coupon period.
[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,210,468 which represents 0.4% of the net assets of the Fund, of which 0.0% are illiquid.

[h]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,487,661 or 0.7% of the net assets of the Fund.

[i]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $3,295,030 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

[j]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS:
Investments in securities, at value (Identified cost—$263,211,654)	$340,325,509
Cash collateral pledged for over-the-counter option contracts	160,000
Receivable for:
Investment securities sold	2,709,409
Dividends and interest	1,588,023
Other assets	1,509

Total Assets	344,784,450

LIABILITIES:
Written option contracts, at value (Premiums received—$211,640)	106,120
Payable for:
Due to custodian	810,070
Investment advisory fees	201,646
Administration fees	11,523
Directors’ fees	239
Other liabilities	102,942

Total Liabilities	1,232,540

NET ASSETS	$343,551,910

NET ASSETS consist of:
Paid-in capital	$261,905,309
Total distributable earnings/(accumulated loss)	81,646,601

$343,551,910

NET ASSET VALUE PER SHARE:
($343,551,910 ÷ 26,238,879 shares outstanding)	$13.09

MARKET PRICE PER SHARE	$13.27

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	1.38%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Investment Income:
Dividend income	$9,395,489
Interest income	440,684

Total Investment Income	9,836,173

Expenses:
Investment advisory fees	2,315,681
Shareholder reporting expenses	217,070
Administration fees	181,887
Professional fees	88,145
Transfer agent fees and expenses	28,060
Directors’ fees and expenses	15,781
Custodian fees and expenses	7,293
Miscellaneous	44,776

Total Expenses	2,898,693

Net Investment Income (Loss)	6,937,480

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	21,011,521
Written option contracts	350,620

Net realized gain (loss)	21,362,141

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(31,002,572)
Written option contracts	60,099

Net change in unrealized appreciation (depreciation)	(30,942,473)

Net Realized and Unrealized Gain (Loss)	(9,580,332)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,642,852)

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$6,937,480	$7,703,790
Net realized gain (loss)	21,362,141	18,599,071
Net change in unrealized appreciation (depreciation)	(30,942,473)	59,455,365

Net increase (decrease) in net assets resulting from operations	(2,642,852)	85,758,226

Distributions to Shareholders	(26,476,009)	(25,113,974)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	579,955	735,553

Total increase (decrease) in net assets	(28,538,906)	61,379,805
Net Assets:
Beginning of year	372,090,816	310,711,011

End of year	$343,551,910	$372,090,816

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.21	$11.89	$13.41	$13.35	$13.60

Income (loss) from investment operations:

Net investment income (loss)[a]	0.26	0.29	0.30	0.30	0.33
Net realized and unrealized gain (loss)	(0.37)	2.99	(0.86)[b]	0.72	0.38

Total from investment operations	(0.11)	3.28	(0.56)	1.02	0.71

Less dividends and distributions to shareholders from:

Net investment income	(0.26)	(0.30)	(0.30)	(0.31)	(0.33)
Net realized gain	(0.75)	(0.66)	(0.66)	(0.63)	(0.63)
Tax return of capital	—	—	—	(0.02)	—

Total dividends and distributions to shareholders	(1.01)	(0.96)	(0.96)	(0.96)	(0.96)

Anti-dilutive effect from the issuance of reinvested shares	0.00 [c]	0.00 [c]	—	—	—

Net increase (decrease) in net asset value	(1.12)	2.32	(1.52)	0.06	(0.25)

Net asset value, end of year	$13.09	$14.21	$11.89	$13.41	$13.35

Market value, end of year	$13.27	$14.48	$10.75	$12.77	$12.10

Total net asset value return[d]	0.01%	28.14%	–4.04%[b]	8.33%	5.61%

Total market value return[d]	–0.50%	44.42%	–8.89%	13.82%	3.32%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2020	2019	2018	2017	2016

Net assets, end of year (in millions)	$343.6	$372.1	$310.7	$350.6	$348.9

Ratios to average daily net assets:

Expenses	0.88%	0.86%	0.89%[b]	0.87%	0.85%

Net investment income (loss)	2.10%	2.16%	2.41%	2.24%	2.39%

Portfolio turnover rate	53%	52%	29%	29%	36%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against two issuers of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(0.87). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 0.88%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -4.10%.

[c]	Amount is less than $0.005.
[d]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high total return through investment in real estate securities.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$29,115,386	$27,808,305	$—	$1,307,081 [a]
Other Industries	254,432,909	254,432,909	—	—
Preferred Securities—
$25 Par Value:
Real Estate—Shopping Centers	9,149,309	6,514,905	2,634,404	—
Other Industries	33,948,550	33,948,550	—	—
Preferred Securities—
Capital Securities	9,836,189	—	9,836,189	—
Corporate Bonds	3,843,166	—	3,843,166	—

Total Investments in Securities[b]	$340,325,509	$322,704,669	$16,313,759	$1,307,081

Written Option Contracts	$(106,120)	$(26,591)	$(76,079)	$(3,450)

Total Derivative Liabilities[b]	$(106,120)	$(26,591)	$(76,079)	$(3,450)

[a]	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Written Option Contracts
Balance as of December 31, 2019	$—	$—
Purchases	1,335,937	(69,712)
Change in unrealized appreciation (depreciation)	(28,856)	66,262

Balance as of December 31, 2020	$1,307,081	$(3,450)

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $37,406.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at December 31, 2020	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Common Stock— Real Estate— Industrials	$1,307,081	Market Comparable Companies	Enterprise Value/EBITDA Multiple Liquidity Discount	18.6x 15%	Increase Decrease

The significant unobservable inputs utilized in the fair value measurement of the Fund’s Level 3 equity investment in Common Stock—Real Estate—Industrials are the Enterprise Value to Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) Multiple and Liquidity Discount.

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of year end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. For the year ended December 31, 2020, the Fund paid distributions from net investment income and net realized gain.

Distributions Subsequent to December 31, 2020: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
1/12/21	1/13/21	1/29/21	$0.080
2/9/21	2/10/21	2/26/21	$0.080
3/16/21	3/17/21	3/31/21	$0.080

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the year ended December 31, 2020, the Fund incurred $132,325 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,178 for the year ended December 31, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2020, totaled $175,530,645 and $189,618,939, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2020 and the effect of derivatives held during the year ended December 31, 2020, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded[a]	—	$—	Written option contracts	$30,041
Written Option Contracts—Over-the-Counter	—	—	Written option contracts	76,079

[a]	Not subject to a master netting agreement or another similar arrangement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(171,977)	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	350,620	60,099

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At December 31, 2020, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts	$—	$76,079

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of December 31, 2020:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$76,079	$—	$(76,079)	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net payable due to the counterparty in the event of default.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following summarizes the volume of the Fund’s option contracts activity for the year ended December 31, 2020:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount[a,b]	$2,166,663	$6,940,551

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents four months for purchased option contracts and twelve months for written option contracts.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2020	2019
Ordinary income	$6,883,033	$16,648,473
Long-term capital gain	19,592,976	8,465,501

Total dividends and distributions	$26,476,009	$25,113,974

As of December 31, 2020, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$264,676,563

Gross unrealized appreciation on investments	$78,454,599
Gross unrealized depreciation on investments	(2,700,133)

Net unrealized appreciation (depreciation) on investments	$75,754,466

Undistributed long-term capital gains	$4,850,158

As of December 31, 2020, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, straddle deferrals and certain REIT dividends, and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $5,607 and total distributable earnings/(accumulated loss) was charged $5,607. Net assets were not affected by this reclassification.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the year ended December 31, 2020, the Fund issued 44,553 shares of common stock at $579,955 for the reinvestment of dividends. During the year ended December 31, 2019, the Fund issued 52,285 shares of common stock at $735,553 for the reinvestment of dividends.

On December 10, 2019, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2020 through December 31, 2020.

During the years ended December 31, 2020 and December 31, 2019, the Fund did not effect any repurchases.

On December 8, 2020, the Board of Directors approved the continuation of the Share Repurchase Program of up to 10% of the Fund’s common shares outstanding as of January 1, 2021 through December 31, 2021.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Total Return Realty Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Total Return Realty Fund, Inc. (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, issuers of privately offered securities and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 26, 2021

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(The following pages are unaudited)

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2020)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
0.08%[a]	7.06%	9.33%	9.73%	–0.50%	9.01%	7.55%	9.50%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

[a]

The returns shown are based on the NAVs reported on December 31, 2020 and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

TAX INFORMATION—2020

For the calendar year ended December 31, 2020, for individual taxpayers, the Fund designates $639,727 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $19,592,976 taxable at the maximum 20% rate and $6,050,549 as qualified business income eligible for the 20% deduction. In addition, for corporate taxpayers, 3.54% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan (the Reinvestment Plan). Each common shareholder who participates in the Reinvestment Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Reinvestment Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.

The Plan Agent serves as agent for the shareholders in administering the Reinvestment Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to the Portfolio Management Team

Thomas Bohjalian has announced his intention to retire from Cohen & Steers Capital Management, Inc. on June 30, 2021. Effective May 1, 2021, Thomas Bohjalian will no longer serve as a portfolio manager of the Fund. In addition, on December 8, 2020, the Fund’s Board of Directors approved the appointment of Mathew Kirschner as Vice President of the Fund.

Change to the Size of the Board of Directors

On January 26, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine.

CURRENT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares.

Investment Objective

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s investment objective is high total return through investment in real estate securities. The Fund will seek both current income and capital appreciation (realized and unrealized) with approximately equal emphasis.

Investment Strategies

The Fund’s investment advisor intends to maintain broad diversification among various property sectors and geographic regions and, within each property sector, to diversify the Fund’s holdings among a sufficient number of individual issues. In addition, the investment advisor will regularly monitor the liquidity and volatility of its holdings and, whenever possible, seek to maintain a low level of portfolio volatility compared to the stock market in general.

In making investment decisions with respect to securities purchased by the Fund, the investment advisor relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive level of distributions. Their potential for capital appreciation is also evaluated. The Adviser reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, distribution coverage ratio and environmental, social and governance (ESG) factors. The Adviser utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price to distributable cash flow multiples, distributable cash flow growth rate and distribution yield, among other metrics.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Under normal circumstances, the Fund will invest at least 75% of its total assets in the equity securities of real estate companies. Such equity securities will consist of (i) common shares (including shares and units of beneficial interest of real estate investment trusts (REITs)), (ii) rights or warrants to purchase common shares, (iii) securities convertible into common shares where the conversion feature represents, in the investment adviser’s view, a significant element of the securities’ value, and (iv) preferred shares. For purposes of the Fund’s investment policies, a “real estate company” is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets in such real estate (such as REITs).

The Fund may invest up to 20% of its total assets in preferred and other fixed income or debt securities issued by any type of company. The Fund may not invest more than 25% of it’s total assets in debt securities (which do not include for purposes of this investment policy convertible debt securities which the investment advisor believes have attractive equity characteristics) issued or guaranteed by real estate companies. The Fund may invest in unrated debt securities or in debt securities rated lower than BBB- by S&P Global Ratings (S&P) or lower than Baa3 by Moody’s Investors Services, Inc. (Moody’s), which are speculative in nature and are commonly known as “high yield” or “junk bonds.’’ The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB- by Moody’s or S&P) or, if unrated, is judged to be investment grade by the investment advisor.

The Fund may invest up to 10% of its total assets in restricted and other investments that may be illiquid (i.e. securities that are not readily marketable), including securities acquired in private placements, and securities issued by joint ventures and partnerships. Securities issued in private placements are “restricted securities’’ which are subject to restrictions and, possibly, delays on resale. Restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Directors, or by the investment advisor under guidelines approved by the Directors, are not subject to this limitation.

Under normal market conditions, up to 20% of the Funds’ total assets may be invested in foreign securities.

The Fund may, but is not required to, use, without limit, various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Although the Fund’s investment adviser may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into (buy or sell) exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Fund may also invest in mortgage- and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not guaranteed.

Although it has no present intention of doing so, the Fund has reserved the right to borrow for investment purposes in an amount of up to 33 1/3% of its total assets, which constitutes a form of leverage.

Temporary Defensive Positions. For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of additional common shares issued by the Fund pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments. The Fund may also, at any time, invest fund awaiting investment or to pay dividends and other distributions to stockholders in short-term money market instruments. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

General Risks

Risk of Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Real Estate Market Risk. The Fund will not invest in real estate directly, but will invest in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	falling home prices;

•	failure of borrowers to pay their loans;

•	early payment or restructuring of mortgage loans;

•	slower mortgage origination; and

•	rising construction costs.

Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

REIT Risk. In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Cycle Risks. Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

Mortgage REIT Risks. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mortgage REIT in which the Fund may invest will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

REIT Tax and Regulatory Risks. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Alternatively, a REIT’s attempted compliance with the REIT requirements under the Code could adversely affect such REIT’s ability to execute its business plan. REITs could also possibly fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk. Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Common Stock Risk. The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including those described below. In addition, the on-going COVID-19 outbreak has increased certain risks associated with investing in preferred securities. The impact of the COVID-19 outbreak could be short- or long-term and the full impact to financial markets is not yet known. See “Geopolitical Risk” below for additional information regarding the COVID-19 outbreak

•

Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•

Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of government monetary policy initiatives and resulting market reaction to those initiatives. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

•

Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

•

Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.

•

Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•

Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund.

•

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the investment advisor believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Foreign (Non-U.S.) Securities Risk. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

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•	less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	foreign currency devaluation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

To the extent the Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce the Fund’s return on those securities.

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Certain non-U.S. real estate companies in which the Fund invests may constitute “passive foreign investment companies.” This may subject the Fund to U.S. federal tax and interest charges, or may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements or otherwise qualify for treatment as a “regulated investment company” (RIC).

Debt Securities Risk. Debt securities generally present two primary types of risk—credit risk, which refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due, and interest rate risk, which is the risk that debt securities will decline in value because of changes in market interest rates. Debt securities also are subject to other similar risks as preferred securities, including call risk, extension risk and liquidity risk.

Below Investment Grade Securities Risk. The Fund may invest in below investment grade securities or securities that are unrated but judged to be below investment grade by the investment advisor. Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Options Risk. Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

U.S. Government Securities Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee

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only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to Fund shares. In addition, a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices of such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. Government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Restricted and Illiquid Securities Risk. The Fund may invest in investments that may be illiquid (i.e., securities that may be difficult to sell at a desirable time or price). Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Restricted securities and illiquid securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the OTC markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Derivatives and Hedging Transactions Risk. The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-traded instruments. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which once reached, would prevent the liquidation of open positions. If it is not possible to close an open derivative position entered into by the Fund, the Fund may be required to make cash payments of variation (or mark-to-market) margin and, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions

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may result in losses greater than if they had not been used. The Fund may enter into swap, cap or other transactions to attempt to protect itself from increasing interest or dividend expenses resulting from increasing short-term interest rates on any leverage it incurs or increasing interest rates on securities held in its portfolio. A decline in interest rates may result in a decline in the value of the transaction, which may result in a decline in the NAV of the Fund. In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Furthermore, the ability to successfully use derivative instruments depends on the ability of the investment manager to predict pertinent market movements, which cannot be assured. Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund and may experience losses in the event a counterparty fails to perform its obligations under a derivative contract.

The Investment Manager is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”). However, with respect to the Fund, the Investment Manager has claimed an exclusion from the definition of the CPO under the Commodity Exchange Act, as amended (the “CEA”). Accordingly, the Investment Manager, with respect to the Fund, is not subject to registration or regulation as a CPO under the CEA.

Mortgage- and Asset-Backed Securities Risk The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities: (1) primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower’s ability to pay; (2) credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and (3) most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If these obligations are sold to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations

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backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Active Management Risk. As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the investment advisor’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment advisor) may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Each of the Fund and the investment advisor may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Geopolitical Risk. Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and

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economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament has already ratified the agreement and the EU Parliament has until February 28, 2021 to do the same. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. The SEC’s final rules,

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related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has adopted a new rule that will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule, among other things, will limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Tax Risk. The Fund may invest in preferred securities or other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

LIBOR Risk. Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. The administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or

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instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Investment Restrictions

Fundamental Investment Restrictions

The Fund has adopted certain investment limitations limiting the following activities except as specifically authorized. Under these limitations, the Fund may not:

1.	Purchase more than 10% of the voting securities of any issuer;

2.

Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

3.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

4.	Participate on a joint or joint and several basis in any securities trading account;

5.	Invest in companies for the purpose of exercising control;

6.

Purchase or sell real estate, except that the Fund may purchase securities issued or guaranteed by real estate companies and will, as a matter of fundamental policy, concentrate its investments in such securities;

7.	Purchase or sell commodities or commodity contracts;

8.	Invest in interests in oil, gas, or other mineral exploration or development programs; or

9.

Act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

The Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.

The investment restrictions above have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” voting securities of the Fund.

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Additional Non-Fundamental Investment Restrictions

Non-fundamental policies may be changed by the Fund’s Board without shareholder approval. Currently, the Fund may not:

1.	Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings permitted under its investment objective and policies.

2.

Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box’’), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund’s present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes).

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MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers[5] 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co- Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	21	Since 1991

Joseph M. Harvey[5] 1963	Director	Until Next Election of Directors	President of the Advisor (since 2003) and President of CNS (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	21	Since 2015

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly, worked at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

C. Edward Ward, Jr 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	21	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Robert H. Steers, Chairman of the Board of Directors, is taking a medical leave of absence. In connection with Mr. Steers’ leave of absence, the Board of Directors has appointed Joseph M. Harvey as Acting Chairman of the Board.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of the CSCM since 2013.	Since 2015

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

Thomas N. Bohjalian 1965	Vice President	Executive Vice President since 2012. Prior to that, Senior Vice President of the CSCM since 2006.	Since 2006

Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2007

William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Jason A. Yablon 1979	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2008.	Since 2012

Mathew Kirschner 1979	Vice President	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2010.	Since 2020

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Thomas N. Bohjalian

Vice President

Yigal D. Jhirad

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-Administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Total Return

Realty Fund (RFI)

Annual Report December 31, 2020

Beginning in 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RFIAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”). The Code of Ethics was in effect during the reporting period. To the extent the registrant has made any substantive amendments to the Code of Ethics during the reporting period, such amendments are described in this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Maginnis and Clark is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2020 and December 31, 2019 for professional services rendered by the registrant’s principal accountant were as follows:

	2020	2019
Audit Fees	$42,340	$42,340
Audit-Related Fees	$0	$0
Tax Fees	$5,750	$5,750
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1)    The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2020	2019
Registrant	$5,750	$5,750
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Gerald J. Maginnis (chairman), Michael G. Clark and George Grossman.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc. (“C&S”), in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Board and Director Proposals

Election of Directors

Voting for Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•	Whether the board, without shareholder approval, instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes[1];

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight[2], or fiduciary responsibilities at the company; and

•

Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

Non-Disclosure of Board Nominees

Cohen & Steers generally votes against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, Cohen & Steers may vote for the nominees even if nominee names are not disclosed.

Majority Vote Requirement for Directors (SP)3

Cohen & Steers generally votes for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.

Separation of Chairman and CEO (SP)

Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. However, Cohen & Steers does recognize that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

[2]

Examples of failures of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by employees or directors of a company; or significant pledging of company stock in the aggregate by officers or directors of a company.

[3]	“SP” refers to a shareholder proposal.

Independent Chairman (SP)

Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director taking into account the company’s current board leadership and governance structure, company performance, and any other factors that may be relevant.

Lead Independent Director (SP)

In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers votes for the appointment of a lead independent director.

Board Independence (SP)

Cohen & Steers believes that boards should have a majority of independent directors. Therefore, Cohen & Steers vote for proposals that require the board to be comprised of a majority of independent directors.

In general, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict and has not been employed by the company in an executive capacity.

Board Size (SP)

Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

Classified Boards (SP)

Cohen & Steers generally votes in favor of proposals to declassify boards of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.

Tiered Boards (non-U.S.)

Cohen & Steers votes in favor of unitary boards as opposed to tiered board structures. Cohen & Steers believes that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Independent Committees (SP)

Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Adoption of a Board with Audit Committee Structure (JAPAN)

Cohen & Steers votes for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.

Non-Disclosure of Board Compensation

Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. Cohen & Steers also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Directors’ Liability (non-U.S.)

These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

Cohen & Steers will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or

•	Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.

Directors’ Contracts (non-U.S.)

Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, Cohen & Steers votes these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

COHEN & STEERS GENERALLY VOTES AGAINST IN CIRCUMSTANCES WHERE THERE ARE AN UNACCEPTABLE NUMBER OF PROBLEMATIC PAY PRACTICES INCLUDING:

•	Poor linkage between executive pay and company performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group; and

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure of Executive and Director Pay (SP). Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result in a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Non-Executive Director Remuneration (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. Cohen & Steers believes that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.

Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN). Cohen & Steers generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-trigger award vesting upon a CIC;

•	Discretionary vesting authority;

•	Liberal share recycling on various award types; and

•	Minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements for most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy; and

•	Whether the company has established post exercise/vesting shareholding requirements.

Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan, overall is not, in the interests of shareholders, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Equity Compensation Plans (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.

Long-Term Incentive Plans (non-U.S.). A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

Cohen & Steers evaluates these proposals on a case-by-case basis. Cohen & Steers generally votes in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. Cohen & Steers would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. Cohen & Steers will also vote against proposals that lack sufficient disclosure.

Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including the cost of the proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Pension Arrangements (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Stock Ownership Requirements (SP). Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods (SP). Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation (SP). Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-Emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking into account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Cohen & Steers votes against the adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements (SP). Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. Cohen & Steers reviews proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.

Shareholder Rights Plans (JAPAN). Cohen & Steers reviews proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes (SP). Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.

Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of the assets, and the compensation plan for executives managing the liquidation.

Issuance of Debt (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers generally votes in favor of proposals that will enhance a company’s long-term prospects. Cohen & Steers votes against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

Ratification of Auditors

Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set by local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive pricing; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Annual Accounts and Reports (non-U.S.)

Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).

Cohen & Steers generally approves proposals relating to the adoption of annual accounts provided that:

•	The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	The report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);

•	A conclusive response is given to all queries from shareholders; and

•	Other concerns about corporate governance have not been identified.

Appointment of Internal Statutory Auditor (JAPAN)

Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, Cohen & Steers considers the nominee affiliated and will withhold support.

Shareholder Access and Voting Proposals

Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses (SP). In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Shareholder Ability to Call Special Meetings (SP). Cohen & Steers votes on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent (SP). Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.

Cumulative Voting (SP). Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.

Therefore, when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for director elections and a de-classified board.

Supermajority Vote Requirements (SP). Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.

Confidential Voting. Cohen & Steers votes for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.

Date/Location of Meeting (SP). Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes Are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents (SP). Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social Proposals

Cohen & Steers believes that well-managed companies should be evaluating and assessing how environmental and social matters may enhance or protect shareholder value. However, because of the diverse nature of environmental and social proposals, Cohen & Steers evaluates these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals are whether implementation of a proposal is likely to enhance or protect shareholder value and whether a proposal can be implemented at a reasonable cost.

Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of shareholder value creation or destruction, taking into consideration the following factors:

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation;

•	Whether the disclosure is available to shareholders from the company or from a publicly available source; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Social Proposals (SP). Cohen & Steers believes board and workforce diversity are beneficial to the decision-making process and can enhance long-term profitability. Therefore, Cohen & Steers generally votes in favor of proposals that seek to increase board and workforce diversity. Cohen & Steers votes all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against such proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 8, 2021 is set forth below.

Thomas N. Bohjalian • Vice President • Portfolio manager since 2006	Executive Vice President of C&S since 2012. Prior to that, Senior Vice President of C&S since 2006.

Mathew Kirschner • Vice President • Portfolio manager since 2019	Senior Vice President of C&S since 2019. Prior to that, Vice President of C&S since 2010.

William F. Scapell • Vice President • Portfolio manager since inception	Executive Vice President of C&S since 2014. Prior to that, Senior Vice President of C&S since 2003.

Jason A. Yablon • Vice President • Portfolio manager since 2012	Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2008.

C&S utilizes a team-based approach in managing the registrant. Mr. Bohjalian, Mr. Kirschner and Mr. Yablon direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2020, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the other accounts managed within each category. Two (2) of the 19 accounts managed by Mr. Bohjalian, and two (2) of the 11 accounts managed by Mr. Yablon, with total assets of $206.7 million, are subject to performance-based fees.

Thomas Bohjalian	Number of accounts	Total assets

• Registered investment companies	9	$20,359,264,271

• Other pooled investment vehicles	18	$10,276,120,148

• Other accounts	19	$3,829,590,861

Mathew Kirschner	Number of accounts	Total assets

• Registered investment companies	5	$19,801,012,220

• Other pooled investment vehicles	7	$9,415,877,270

• Other accounts	0	$0

William F. Scapell	Number of accounts	Total assets

• Registered investment companies	10	$24,145,321,777

• Other pooled investment vehicles	15	$3,169,612,668

• Other accounts	22	$3,779,802,086

Jason A. Yablon	Number of accounts	Total assets

• Registered investment companies	8	$19,812,106,830

• Other pooled investment vehicles	11	$1,151,286,523

• Other accounts	11	$4,706,847,235

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2020:

Dollar Range of Securities Owned
Thomas N. Bohjalian	None
Mathew Kirschner	None
William F. Scapell	$1–$10,000
Jason A. Yablon	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the FTSE Nareit All Equity REITs Index, the ICE BofA REIT Preferred Securities Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has five funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the investment advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment advisor and CNS. While the annual salaries of the investment advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Note: On December 8, 2020, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2021 through December 31, 2021.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2020.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2020.

Item 13. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b)  under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name:	Adam M. Derechin
Title:	Principal Executive Officer
(President and Chief Executive Officer)

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name:	Adam M. Derechin
Title:	Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ James Giallanza
Name:	James Giallanza
Title:	Principal Financial Officer
(Chief Financial Officer)

Date:	March 8, 2021